UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549



                                    FORM 8-K

                                  CURRENT REPORT

      Pursuant to Section 13 Or 15(d) of the Securities Exchange Act of 1934


                                February 15, 1999
                                  Date of Report
                        (Date of earliest event reported)



                             FUTURE PETROLEUM CORPORATION
          (Exact name of small business issuer as specified in its charter)


             Utah                       0-8609                  87-0239185
(State or other jurisdiction of   (Commission file number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)


                              700 Louisiana, Suite 3700
                                 Houston, Texas  77002
           (Address of principal executive offices, including zip code)


                                 (713) 236-9792
                (Issuer's telephone number, including area code)


                    2351 West Northwest Highway, Suite 2130
                              Dallas, Texas  75220
                  (Former address, changed since last report)


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                  ITEM  4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)     Previous Independent Auditors

     On February 23, 1999, Future Petroleum Corporation ("Future") dismissed Hein & Associates LLP ("Hein"), as Future's independent auditors. The dismissal of Hein was approved by the Board of Directors of Future.

     The reports of Hein on the financial statements of Future for the past two years have not contained an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During Future's two most recent fiscal years and through February 23, 1999, there were no disagreements with Hein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Hein would have caused Hein to make reference to the subject matter of the disagreement in its report on the financial statements for such years. During Future's two most recent fiscal years and through February 23, 1999, there were no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

     Future has provided the above disclosures to Hein and requested that Hein furnish Future with a letter addressed to the Securities and Exchange Commission stating whether or not Hein agrees with the above statements, and to the extent that Hein does not agree, stating the respects in which Hein does not agree. A copy of the letter, dated February 24, 1999, is filed as Exhibit
16 to this Form 8-K.

(b)     New Independent Auditors

     Future engaged PricewaterhouseCoopers LLP ("Pricewaterhouse") as its independent auditors on February 15, 1999. During Future's two most recent fiscal years and through February 15, 1999, Future has not consulted with Pricewaterhouse regarding:

     (1) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Future's financial statements, and neither a written report was provided to Future nor oral advice was provided that Pricewaterhouse concluded was an important factor considered by Future in reaching a decision as to the accounting, auditing or financial reporting issue; or

     (2) any matter that was either the subject of a disagreement, as that term is defined in paragraph
             304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K or a reportable event, as that term is defined in paragraph 304(a)(1)(v) of Regulation S-K.


                ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial Statements of Business Acquired.

        Not applicable to this filing.

(b)     Pro forma Financial Information.

        Not applicable to this filing.

(c) Exhibits

The following exhibits are included as part of this report:

EXHIBIT
NUMBER                     TITLE OF DOCUMENT
___________________________________________________________________
___________________________________________________________________
16 Letter from Hein & Associates LLP regarding change in certifying auditor.




                             SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Future Petroleum Corporation
                                                (Registrant)



                                       /s/ Tim J. Goff
Dated: February 25, 1999               By:    Tim J. Goff,
                                              President

                                         -2-
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